UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 14, 2022

Date of Report (Date of earliest event reported)

INDUS REALTY TRUST, INC.

(Exact name of registrant as specified in charter)

Maryland	06-0868496
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

(Commission File Number)	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matter to a Vote of Security Holders.

(a)	Annual Meeting of Stockholders of INDUS Realty Trust, Inc.: June 14, 2022

(b)

Proposal 1: Election of Directors. The following persons were elected as Directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified, representing all of the directors:

1) Mr. David R. Bechtel was elected a Director with 7,533,918 votes for, 17,684 against and 20 abstentions.

2) Mr. Frederick M. Danziger was elected a Director with 7,455,451 votes for, 96,151 against and 20 abstentions.

3) Mr. Gordon F. DuGan was elected a Director with 7,450,607 votes for, 100,995 against and 20 abstentions.

4) Mr. Michael S. Gamzon was elected a Director with 7,547,706 votes for, 3,896 against and 20 abstentions.

5) Mr. Jonathan P. May was elected a Director with 7,348,633 votes for, 202,169 against and 820 abstentions.

6) Ms. Molly North was elected a Director with 7,534,513 votes for, 17,088 against and 21 abstentions.

7) Ms. Amy Rose Silverman was elected a Director with 7,534,558 votes for, 17,043 against and 21 abstentions.

8) Mr. Michael Simanovsky was elected a Director with 7,549,025 votes for, 2,577 against and 20 abstentions.

9) Mr. Albert H. Small, Jr. was elected a Director with 7,525,667 votes for, 25,935 against and 20 abstentions.

There were 555,415 broker non-votes for each nominee.

Proposal 2: The selection of RSM US LLP as INDUS’s independent registered public accountants for 2022 was ratified with 8,085,081 votes for, 21,906 votes against and 50 abstentions.

Proposal 3: The approval, on an advisory (non-binding) basis, of a resolution approving the compensation of INDUS’s named executive officers was approved with 7,356,301 votes for, 121,126 votes against, 74,195 abstentions, and 555,415 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUS REALTY TRUST, INC.

	By:	/s/ Jon W. Clark
Jon W. Clark
Date: June 16, 2022		Executive Vice President and Chief Financial Officer